AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                  May 24, 2001

                                     between

                          MIRAVANT MEDICAL TECHNOLOGIES

                                       and

                         PHARMACIA TREASURY SERVICES AB















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                                                  TABLE OF CONTENTS


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                                                                                                                Page

                              ARTICLE I Definitions


Section 1.01.  Definitions........................................................................................1
         (a)      Terms Generally.................................................................................1
         (b)      Accounting Terms................................................................................2
         (c)      Other Terms.....................................................................................2


                         ARTICLE II The Credit Facility


Section 2.01.  Loans.............................................................................................19
Section 2.02.  Borrowing Procedure...............................................................................19
Section 2.03.  Repayment.........................................................................................20
Section 2.04.  Prepayment........................................................................................21


                              ARTICLE III Interest


Section 3.01.  Interest on Loans.................................................................................21
Section 3.02.  Interest on Overdue Amounts.......................................................................22
Section 3.03.  Day Counts........................................................................................23
Section 3.04.  Maximum Interest Rate.............................................................................23


                       ARTICLE IV Disbursement and Payment


Section 4.01.  Method and Time of Payments.......................................................................23
Section 4.02.  Compensation for Losses...........................................................................24
Section 4.03.  Withholding.......................................................................................24
Section 4.04.  Expenses; Indemnity...............................................................................25
Section 4.05.  Survival..........................................................................................26


                    ARTICLE V Representations and Warranties


Section 5.01.  Representations and Warranties....................................................................26
         (a)      Subsidiaries...................................................................................26
         (b)      Good Standing and Power........................................................................26
         (c)      Corporate Authority............................................................................27
         (d)      Authorizations.................................................................................27
         (e)      Binding Obligation.............................................................................27
         (f)      Litigation.....................................................................................27
         (g)      No Conflicts...................................................................................27
         (h)      Financial Condition............................................................................28
         (i)      Taxes..........................................................................................29
         (j)      Use of Proceeds................................................................................29
         (k)      Margin Regulations.............................................................................29
         (l)      Compliance with ERISA..........................................................................29
         (m)      Not an Investment Company......................................................................30
         (n)      Properties.....................................................................................30
         (o)      Compliance with Laws and Charter Documents.....................................................30
         (p)      Environmental Protection.......................................................................31
         (q)      Insurance......................................................................................32
         (r)      Adverse Contracts..............................................................................32
         (s)      Solvency.......................................................................................32
         (t)      Disclosure.....................................................................................32
Section 5.02  Survival...........................................................................................33


                         ARTICLE VI Conditions Precedent


Section 6.01.  Conditions to the Availability of the Commitment..................................................33
         (a)      This Agreement.................................................................................33
         (b)      Evidence of Corporate Action...................................................................33
         (c)      Opinions of Counsel............................................................................34
         (d)      Representations and Warranties.................................................................34
         (e)      Other Documents................................................................................34
Section 6.02.  Conditions to All Loans...........................................................................34
         (a)      Borrowing Request..............................................................................34
         (b)      Note...........................................................................................34
         (c)      Warrant Certificate............................................................................35
         (d)      No Default.....................................................................................35
         (e)      Representations and Warranties; Covenants......................................................35
Section 6.03.  Additional Condition to Post-Event Loans..........................................................35
Section 6.04.  Satisfaction of Conditions Precedent..............................................................35


                              ARTICLE VII Covenants


Section 7.01.  Affirmative Covenants.............................................................................36
         (a)      Financial Statements; Compliance Certificates..................................................36
         (b)      Corporate Existence............................................................................38
         (c)      Conduct of Business............................................................................38
         (d)      Authorizations.................................................................................38
         (e)      Taxes..........................................................................................38
         (f)      Insurance......................................................................................39
         (g)      Inspection.....................................................................................39
         (h)      Maintenance of Records.........................................................................39
         (i)      Maintenance of Property........................................................................39
         (j)      ERISA..........................................................................................40
         (k)      Notice of Defaults and Adverse Developments....................................................41
         (l)      Environmental Matters..........................................................................42
Section 7.02.  Negative Covenants................................................................................42
         (a)      Mergers, Consolidations and Sales of Assets....................................................42
         (b)      Liens..........................................................................................43
         (c)      Indebtedness...................................................................................43
         (d)      Contingent Liabilities.........................................................................44
         (e)      Loans and Investments..........................................................................44
         (f)      Capital Expenditures...........................................................................46
         (g)      Redemptions, etc...............................................................................46
         (h)      Dividends and Purchase of Stock................................................................46
         (i)      Stock of Subsidiaries..........................................................................48
         (j)      Distributions by Subsidiaries..................................................................48
         (k)      Related Agreements.............................................................................48
         (l)      Sale and Leaseback Transactions................................................................48
         (m)      Transactions with Affiliates and Related Persons...............................................48
         (n)      Asset Dispositions.............................................................................49
         (o)      Securities Offerings...........................................................................49
         (p)      Surplus Cashflows..............................................................................50
Section 7.03  Financial Covenants................................................................................50
         (a)      Shareholders' Equity...........................................................................50
         (b)      Current Ratio..................................................................................50
         (c)      Minimum Operating Income.......................................................................51
         (d)      Ophthalmology Expense..........................................................................51
         (e)      Cash Balance...................................................................................51


                         ARTICLE VIII Events of Default


Section 8.01.  Events of Default.................................................................................51
Section 8.02.  Assignments.......................................................................................54
Section 8.03.  Certain Pledges...................................................................................55


                            ARTICLE IX Miscellaneous


SECTION 9.01.  APPLICABLE LAW....................................................................................55
SECTION 9.02.  WAIVER OF JURY....................................................................................55
Section 9.03.  Jurisdiction and Venue; Service of Process........................................................56
Section 9.04.  Set-off...........................................................................................56
Section 9.05.  Amendments and Waivers............................................................................57
Section 9.06.  Cumulative Rights; No Waiver......................................................................57
Section 9.07.  Notices...........................................................................................57
Section 9.08.  Certain Acknowledgments...........................................................................59
Section 9.09.  Separability......................................................................................60
Section 9.10.  Parties in Interest...............................................................................60
Section 9.11.  Execution in Counterparts.........................................................................60

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                                                      SCHEDULES
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Schedule 5.01(a)            Subsidiaries of the Borrower


                                                      EXHIBITS

Exhibit A                  Form of Borrowing Request

Exhibit B                  Form of Note

Exhibit C                  Form of Opinion of Counsel for the Borrower to be Delivered Upon Payment of Shares

Exhibit D                  Form of Opinion of Counsel for the Borrower to be Delivered at the Effective Time

Exhibit E                  Form of Compliance Certificate


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                  AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 31,
2001, between Miravant Medical Technologies, a Delaware corporation (the "Borrower") and Pharmacia Treasury Services AB, a Swedish corporation (the "Lender").


                              W I T N E S S E T H :

                  WHEREAS, the Borrower and Lender entered into a Credit Agreement, dated as of February 18, 1999 (the "Original Agreement"), pursuant to which, among other things, the Lender has previously loaned to the Borrower, for general corporate purposes, the principal amount of $22,500,000 and has made Additional Loans to the Borrower; and

                  WHEREAS, the Borrower has requested the Lender to commit to lend to the Borrower, on the terms and subject to the conditions set forth in this Agreement, for general corporate purposes, an additional amount not to exceed $3,136,092 (the "Maximum Pre-Event Amount"), in the form of up to twelve Term Loans (the "Pre-Event Loans"), with not more than two Term Loans to be made in each Calendar Quarter; and

                  WHEREAS, the Borrower has requested the Lender to commit to lend to the Borrower, on the terms and subject to the conditions set forth in this Agreement (including the additional condition set forth in Section 6.03), for general corporate purposes, in addition to the amount referred to in the previous Recital, an amount not to exceed $10,000,000 (the "Maximum Post-Event Amount"), in the form of up to eight Term Loans (the "Post-Event Loans"), with not more than two Term Loans to be made in each Calendar Quarter.

                  NOW, THEREFORE, the parties agree that the Original Agreement is hereby amended and restated in its entirety, effective as of the Effective Time, as follows:

                                    ARTICLE I

                                   Definitions

                  Section I.1.  Definitions.
                                -----------

                  (a) Terms Generally. The definitions ascribed to terms in this Agreement apply equally to both the singular and plural forms of such terms. Whenever the context may require, any pronoun shall be deemed to include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be interpreted as if followed by the phrase "without limitation". The phrase "individually or in the aggregate" shall be deemed general in scope and not to refer to any specific Section or clause of this Agreement. All references herein to the Preamble, Recitals, Articles, Sections, Exhibits and Schedules shall be deemed references to the Preamble and Recitals, Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The table of contents, headings and captions herein shall not be given effect in interpreting or construing the provisions of this Agreement. Except as otherwise expressly provided herein, all references to "dollars" or "$" shall be deemed references to the lawful money of the United States of America.

                  (b) Accounting Terms. Except as otherwise expressly provided herein, the term "consolidated" and all other terms of an accounting nature shall be interpreted and construed in accordance with GAAP, as in effect from time to time; provided, however, that, for purposes of determining compliance with any covenant set forth in Article VII, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement, applied on a basis consistent with the construction thereof applied in preparing the Borrower's audited financial statements referred to in Section 5.01(h).

                  (c) Other Terms. The following terms have the meanings ascribed to them below or in the Sections of this Agreement indicated below:

                  "Active Treatment Group Results" *****


                  "Additional Loans" means, collectively, Loans made pursuant to
Section 3.01(b).

                  "Affiliate" means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with, such Person.

                  "Agreement" means this amended and restated credit agreement, as it may be further amended, modified or supplemented from time to time.

                  "Approved Subsidiary" has the meaning assigned to such term in
Section 8.02(a).


*****Confidential Treatment Requested.

                  "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Subsidiaries (including a consolidation or merger or other sale of any such Subsidiary with, into or to another Person in a transaction in which such Subsidiary ceases to be a Subsidiary, but excluding a disposition by a Subsidiary of such Person to such Person or a Wholly Owned Subsidiary of such Person or by such Person to a Wholly Owned Subsidiary of such Person) of (i) shares of capital stock (other than directors' qualifying shares) or other ownership interests of a Subsidiary of such Person, (ii) substantially all of the assets of such Person or any of its Subsidiaries representing a division or line of business or (iii) other assets or rights of such Person or any of its Subsidiaries transferred, conveyed, sold, leased or disposed of on or subsequent to the date of this Agreement for cash consideration not in excess of, and having a book value or fair market value not in excess of, $1,000,000 in the aggregate.

                  "Assignee" has the meaning assigned to such term in Section 8.02(a).

                  "Average Price" means the average of the Closing Prices of the Common Stock for the 10 Trading Days immediately preceding the Maturity Date.

                  "Base Rate" means, for any day, a rate per annum equal to the rate of interest from time to time publicly announced by Citibank, N.A. in The City of New York as its prime commercial loan rate in effect on such day. The Base Rate shall change as and when the foregoing rate shall change. Any change in the Base Rate shall become effective as of the opening of business on the day of such change.

                  "Board of Directors" means the board of directors of the Borrower.

                  "Borrower" has the meaning assigned to such term in the Preamble.

                  "Borrowing Amount" has the meaning set forth in Section 2.02.

                  "Borrowing Date" means, with respect to any Term Loan, the Business Day set forth in the relevant Borrowing Request as the date upon which the Borrower desires to borrow such Term Loan; provided, however, that such Borrowing Date shall be not fewer than 10 Business Days and not more than 20 Business Days following the Lender's receipt of such Borrowing Request; provided, further, that the first Borrowing Date in any Calendar Quarter shall occur not earlier than twenty (20) Business Days after the immediately preceding Borrowing Date.

                  "Borrowing Request" means a request by the Borrower for a Term Loan, which shall specify (i) the requested Borrowing Date, (ii) the Borrowing Amount for such Term Loan, and (iii) a calculation of the Exercise Price of the related Warrants.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in The City of New York or in Los Angeles, California, are authorized by law to close.

                  "Capital Expenditures" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including that portion of Capital Lease Obligations that is capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries) by the Borrower and its Subsidiaries during such period that are included in the property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Subsidiaries.

                  "Calendar Quarter" means each three-month period commencing on January 1, April 1, July 1 and October 1 of each calendar year.

                  "Capital Lease Obligations" means, with respect to any Person, the obligation of such Person to pay rent or other amounts under any lease with respect to any property (whether real, personal or mixed) acquired or leased by such Person that is required by GAAP to be accounted for as a liability on a consolidated balance sheet of such Person.

                  "Cash Balance" means, at any date of determination, the sum of
(i) all cash of the Borrower and its Subsidiaries exclusive of any cash held in escrow pursuant to the escrow agreement, of even date herewith, between Borrower, Lender and Sanwa Bank California, as escrow agent (the "Escrow Agreement"), and (ii) all Marketable Securities of the Borrower and its Subsidiaries.

                  "Clinical Studies" means the two identical twenty-four month Phase III Studies numbers 98EA001 and 98EA004, which use rostaporfin/SnEt2 photodynamic therapy for the treatment of choroidal neovascularization associated with age-related macular degeneration.

                  "Closing Price" means the last reported sale price regular way on the day in question or, in case no such sale takes place on such day, the reported closing bid price regular way of the Common Stock, in each case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the closing bid price of the Common Stock on the Nasdaq National Market. In the case of a closing price of Common Stock on the Nasdaq National Market, such price shall mean the closing price reported in the New York City edition of The Wall Street Journal or, if not so reported, another authoritative source.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Commitment Termination Date" means June 30, 2003.

                  "Common Stock" means the common stock, par value $.01 per share, of the Company and any other stock of the Borrower into which such common stock may be converted or reclassified (other than stock of the Borrower into which unissued Common Stock has been reclassified) or that may be issued in respect of, in exchange for, or in substitution of, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations, recapitalizations or other like events.

                  "Credit Documents" means, collectively, this Agreement; all of the Notes; that certain Security Agreement, dated as of February 18, 1999, between the Borrower, as debtor, and the Lender, as secured party, as it may be further amended, modified or supplemented (the "Security Agreement") and any documents executed and delivered, or filings made, pursuant to or in connection with such Security Agreement, including any financing statements filed by the Lender pursuant to the Uniform Commercial Code and any filings made by the Lender with the Patent and Trademark Office.

                  "Current Assets" means, at any date of determination, the sum of (i) all cash of the Borrower and its Subsidiaries, exclusive of any cash held in escrow pursuant to the Escrow Agreement, and (ii) all Marketable Securities of the Borrower and its Subsidiaries.

                  "Current Liabilities" means, at any date of determination, consolidated current liabilities of the Borrower and its Subsidiaries, less the amount of the current portion of, and any accrued interest on, Indebtedness of the Borrower and its Subsidiaries.

                  "Default" means any event or circumstance which, with the giving of notice or the passage of time, or both, would be an Event of Default.

                  "Disclosure Package" has the meaning assigned to such term in
Section 5.01(h).

                  "dollars" and "$" shall mean lawful money of the United States of America.

                  "EBITDA" means, for any period, the sum of (i) consolidated net income of the Borrower and its Subsidiaries for such period, adjusted to exclude non-recurring gains and losses on unusual items and (ii) consolidated income taxes, interest income, Interest Expense, depreciation, and amortization (including, without limitation, amortization associated with goodwill, deferred debt expenses, restricted stock and option costs and non-competition agreements) of the Borrower and its Subsidiaries for such period.

                  "Effective Time" has the meaning assigned to such term in
Section 6.01.

                  "Endpoint" *****


                  "Environmental Claim" means any claim, assertion, demand, notice of violation, suit, administrative or judicial proceeding, regulatory action, investigation, information request or order involving any hazardous substance, Environmental Law, noise or odor pollution or any injury or threat of injury to human health, property or the environment.

                  "Environmental Law" means any federal, state, local or foreign statute or common law, regulation, order, decree, opinion or agency requirement as now in effect or hereinafter adopted relating to (i) the handling, use, presence, disposal or release of any hazardous substance or (ii) the protection, preservation or restoration of the environment, natural resources or human health or safety.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Group" means the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code or are considered to be one employer under Section 4001 of ERISA.

                  "Event of Default" has the meaning assigned to such term in
Section 8.01.

*****Confidential Treatment Requested.

                  "Excluded Taxes" means all present and future taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar charges imposed on or measured by the overall net income of the Lender (or any office, branch or Subsidiary of the Lender) or any franchise taxes, taxes on doing business or taxes measured by capital or net worth imposed on the Lender (or any office, branch or Subsidiary of the Lender), in each case imposed by the United States of America or any political subdivision or taxing authority thereof or therein, or taxes on or measured by the overall net income of any office, branch or Subsidiary of the Lender or any taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar changes imposed by any foreign country or subdivision thereof.

                  "Exercise Price" has the meaning assigned to such term in the Warrant Agreement.

                  "External Scaleup Costs" means the costs incurred by the Borrower associated with the development of the scale-up of raw materials, the active pharmaceutical ingredient and final dose formulation necessary to permit the Product (as defined in that certain Amended and Restated Ophthalmology Development & License Agreement, dated as of February 18, 1999, between the Borrower and an affiliate of the Lender, as it may be further amended, modified or supplemented) to be manufactured by an entity other than the Borrower. Such costs include, but are not limited to, the costs of development work performed, raw materials used in development and stability and equipment needed.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System (or any successor Governmental Authority).

                  "GAAP" means generally accepted accounting principles, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entities as may be approved by a significant segment of the accounting profession of the United States of America.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranty" means, with respect to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness or (iii) to maintain working capital, equity capital or the financial condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness. The terms "Guaranteed", "Guaranteeing" and "Guarantor" shall have corresponding meanings.

                  "Hazardous Substance" means any substance, in any concentration or mixture, that is (i) listed, classified or regulated pursuant to any Environmental Law, (ii) petroleum product or by-product, asbestos containing material, polychlorinated biphenyls, radioactive material or radon or
(iii) any waste or other substance regulated by any Governmental Authority or any Environmental Law.

                  "Indebtedness" means, with respect to any Person, (i) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (including all obligations, contingent or otherwise, of such Person in connection with letters of credit, bankers' acceptances, Interest Rate Protection Agreements or other similar instruments, including currency swaps) other than indebtedness to trade creditors and service providers incurred in the ordinary course of business and payable on usual and customary terms,
(ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the remedies available to the seller or lender under such agreement are limited to repossession or sale of such property), (iv) all Capital Lease Obligations of such Person, (v) all obligations of the types described in clauses (i), (ii), (iii) or (iv) above secured by (or for which the obligee has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property (including accounts, contract rights and other intangibles) owned by such Person (up to the value of such property), even though such Person has not assumed or become liable for the payment of such Indebtedness, (vi) all preferred stock issued by such Person or any Subsidiary of such Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, excluding the Preferred Stock Rights Agreement, dated as of June 13, 2000, by and between Miravant Medical Technologies and U.S. Stock Transfer Corporation, as Rights Agent, as amended, (the "Rights Plan") (vii) all Indebtedness of others Guaranteed by such Person and (viii) all Indebtedness of any partnership of which such Person is a general partner.

                  "Indemnitee" has the meaning assigned to such term in Section 4.04(b).

                  "Interest Expense" means, for any period, consolidated interest expense (including that attributable to Capital Lease Obligations) whether paid or accrued, of the Borrower and its Subsidiaries with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letter of credit and bankers' acceptance financing and net costs under Interest Rate Protection Agreements.

                  "Interest Rate Protection Agreement" means any interest rate swap agreement, interest rate cap agreement or similar hedging arrangement used by a Person to fix or cap a floating rate of interest on Indebtedness to a negotiated maximum rate or amount.

                  "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution to (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of capital stock, bonds, notes, debentures or other securities or evidence of Indebtedness or other obligations of or issued by any other Person.

                  "Key Agreements" means, collectively, the License Agreement, effective July 1, 1989, between the University of Toledo, the Medical College of Ohio, St. Vincent Medical Center and the Borrower, as amended prior to the date hereof, and the Development and Distribution Agreement, dated May 28, 1996, between Iridex Corporation and the Borrower, as amended prior to the date hereof.

                  "Lender" has the meaning assigned to such term in the Preamble.

                  "Lien" means, with respect to any asset of a Person, (i) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset, and (iii) in the case of securities, any purchase option, call or similar right of any other Person with respect to such securities.

                  "Loans" means, collectively, the Term Loans, the Original Quarterly Loans and the Additional Loans.

                  "Marketable Securities" means all governmental securities, banker's acceptances, commercial paper and other highly liquid investments readily convertible to known amounts of cash and subject to insignificant risk of changes in value, all valued at cost or market value, whichever is lower.

                  "Material Adverse Effect" means any material and adverse effect on (i) the consolidated business, properties, condition (financial or otherwise) or operations, present or prospective, of the Borrower and its Subsidiaries, (ii) the ability of the Borrower timely to perform any of its material obligations, or of the Lender to exercise any remedy, under any Credit Document or (iii) the legality, validity, binding nature or enforceability of any Credit Document.

                  "Maturity Date" means June 9, 2004.

                  "Maximum Quarterly Amount" means, for each Calendar Quarter commencing after December 31, 2001, an aggregate principal amount of Term Loans up to but not exceeding $5,000,000.

                  "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA to which any member of the ERISA Group is making or accruing an obligation to make contributions or has within the preceding five plan years made or accrued contributions.

                  "Net Available Asset Disposition Proceeds" means, with respect to any Asset Disposition by any Person, all cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, instalment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of Indebtedness or other obligations relating to such properties or assets or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by such Person or its Subsidiaries on any Indebtedness which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law be repaid out of the proceeds from such Asset Disposition, and (iii) all distributions and other payments made to minority interest holders in Subsidiaries of such Person or joint ventures as a result of such Asset Disposition.

                  "Net Available Securities Offering Proceeds" means, with respect to any offer or sale of securities by any Person, all cash or readily marketable cash equivalents received therefrom by such Person, net of all underwriting discounts and commissions, SEC filing fees, legal fees and disbursements, printing fees, fees of national securities exchanges or the Nasdaq National Market and auditing fees incurred by such Person in connection with such offer or sale.

                  "New Site" means that certain light industrial complex located at 6100 Hollister Avenue, Santa Barbara, California, 93111.

                  "Note" means a promissory note of the Borrower in the form set forth in Exhibit B, executed and delivered in accordance with Section 2.02, 3.01(b) or 6.02(b) in order to evidence a Loan.

                  "Operating Income" of any Person means, for any period, the consolidated operating income (or loss) of such Person for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (a) noncash expense items, including but not limited to depreciation, amortization, noncash compensation costs and reserves, (b) the operating income (or loss) of any Person acquired by such Person or a Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction, (c) the operating income (but not operating loss) of any Subsidiary of such Person which is subject to restrictions which prevent the payment of dividends or the making of distributions to such Person to the extent of such restrictions, (d) the operating income (or loss) of any Person that is not a Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to such Person by such other Person during such period, (e) gains or losses on Asset Dispositions by such Person or its Subsidiaries and (f) all extraordinary gains and extraordinary losses.

                  "Ophthalmology Expense" means, for any period, the direct and indirect costs incurred by the Company associated with the field of ophthalmology for research, pharmaceutical, device and manufacturing development and preclinical and clinical costs, including, (but not limited to) general and administrative costs, internal scale-up costs, preclinical costs as required for NDA filing, clinical and regulatory costs, drug and device development and manufacturing costs and consultants, but excluding External Scaleup Costs.

                  "Original Agreement" has the meaning assigned to such term in the Recitals.

                  "Original Current Assets" means, at any date of determination, consolidated current assets of the Borrower and its Subsidiaries.

                  "Original Effective Time" means February 19, 1999.


                  "Original Quarterly Loan" has the meaning assigned to the term "Quarterly Loan" in Section 2.01 of the Original Agreement.

                  "PBGC" means the Pension Benefit Guaranty Corporation (or any successor Governmental Authority).

                  "Pension Plan" means a Plan that (i) is an employee pension benefit plan, as defined in Section 3(3) of ERISA (other than a Multiemployer
Plan) and (ii) is subject to the provisions of Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

                  "Permitted Liens" means, collectively, the following: (i) Liens for taxes, assessments or charges not yet due or that are being contested in good faith by appropriate proceedings and (unless the amount thereof is not material to the Borrower's consolidated financial condition) for which adequate reserves are being maintained (in accordance with GAAP); (ii) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance; (iii) deposits or pledges to secure bids, tenders, contracts (other than contracts constituting Indebtedness), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business; (iv) mechanics', workers', materialmen's or similar Liens arising in the ordinary course of business with respect to obligations which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings; (v) Liens securing judgments in an amount and for a period not constituting an Event of Default under Section 8.01(i); (vi) minor imperfections of title on real estate that do not interfere materially with the use of such property or render title unmarketable; (vii) any Lien upon or in any property hereafter acquired by the Borrower or a Subsidiary of the Borrower, provided that such Lien is created contemporaneously with such acquisition to secure or provide for the payment or financing of any part of the cost (including construction costs) thereof, and provided, further, that such Lien attaches only to the property so acquired and fixed improvements thereon, accessions thereto, replacements and proceeds thereof, and substitutions therefor; (viii) Liens existing on the date hereof; (ix) Liens on equipment leased by the Borrower or any Subsidiary of the Borrower pursuant to a capital lease in the ordinary course of business (including replacements and proceeds thereof, substitutions therefor and accessions thereto) incurred solely for the purpose of financing the lease of such equipment; (x) leases or subleases granted to others in the ordinary course of Borrower's or its Subsidiary's business not interfering in any material respect with the business of Borrower and its Subsidiaries taken as a whole, and any interest or title of a lessor under any lease; (xi) Liens on assets that existed at the time such assets were acquired by Borrower or any Subsidiary (including Liens on assets of any corporation that existed at the time it became or becomes a Subsidiary of the Borrower); provided such Liens were not granted in contemplation of or in connection with the acquisition of such asset by Borrower or any such Subsidiary; (xii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods; (xiii) Liens which constitute rights of set-off of a customary nature or banker's Liens with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with arrangement entered into with banks in the ordinary course of business; (xiv) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums; (xv) the issuance of stock options pursuant to Borrower's 2000 Stock Compensation Plan as in effect on the date hereof and warrants; (xvi) Liens created or existing in favor of Borrower pursuant to the Credit Documents; and (xvii) any Lien renewing, extending or refinancing a Lien permitted by the foregoing, provided that the principal amount secured is not increased and the Lien is not extended to other property (other than by a substitution of like property).

                  "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

                  "Placebo Group Results" *****

                  "Plan" means an employee benefit plan as defined in Section 3(3) of ERISA (other than a Multiemployer Plan) which is maintained or contributed to by the Borrower or any member of the ERISA Group.

*****Confidential Treatment Requested.

                  "Post-Event Loan" has the meaning assigned to such term in the Recitals.

                  "Pre-Event Loan" has the meaning assigned to such term in the Recitals.

                  "Related Person" of any Person means, without limitation, any officer or director of such Person or any other Person owning 5% or more of the outstanding common stock of such Person or 5% or more of the Voting Stock of such Person. For purpose of this Agreement, the Lender and its Affiliates shall not be deemed to be Related Persons of the Borrower or any of its Subsidiaries.

                  "Repayment Shares" has the meaning assigned to such term in
Section 2.03(b).

                  "Responsible Officer" means the chief executive officer, president, chief financial officer, chief accounting officer or treasurer of the Borrower.

                  "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

                  "SEC" means the Securities and Exchange Commission (or any successor Governmental Authority).

                  "Share Repayment Amount" has the meaning assigned to such term in Section 2.03(b).

                  "Shareholders' Equity" means, as of any date of determination, the total consolidated shareholders' equity (determined without duplication) of the Borrower and its Subsidiaries at such date.

                  "Solvent" means, with respect to a Person and a specified date of determination, that at such date:

                 (a) the present fair saleable value of such Person's assets is in excess of the total amount of such Person's probable liabilities on its existing debts and obligations (including contingent liabilities) as they become absolute and matured;

                 (b)such Person is able to pay its debts as they become due; and

                 (c) such Person does not have unreasonably small capital to carry on such Person's business as theretofore operated and all businesses in which such Person then is about to engage.

                  "Subsidiary" means, at any time and with respect to any Person, any other Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other matters of such Person are at the time owned, or the management or policies of which is otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by such first Person. Unless otherwise qualified or the context indicates clearly to the contrary, all references to a "Subsidiary" or "Subsidiaries" in this Agreement refer to a Subsidiary or Subsidiaries of the Borrower.

                  "Surplus" has the meaning assigned to such term in Section 7.02(p).

                  "Taxes" has the meaning assigned to such term in Section 4.03.

                  "Term Loans" means, collectively, the Pre-Event Loans and the Post-Event Loans.

                  "Trading Day" means a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a day on which the Nasdaq National Market is open for the transaction of business.

                  "Visual Acuity Loss Criterion" means 15 letters in visual acuity, as measured using an Early Treatment Diabetic Retinopathy Study protocol.

                  "Voting Stock" of any Person means capital stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person.

                  "Warrant" has the meaning assigned to such term in the Warrant Agreement.

                  "Warrant Agreement" means the Warrant Agreement, dated as of February 19, 1999, between the Borrower and the Lender, as amended by the letter agreement, dated as of May 24, 2001, as it may be further amended, modified or supplemented.

                  "Warrant Certificate" has the meaning assigned to such term in the Warrant Agreement.

                  "Warrant Number" means, with respect to any Term Loan or Original Quarterly Loan, a number of Warrants equal to the product of (i) the Borrowing Amount for such Term Loan or Original Quarterly Loan, divided by (ii) 62.50.

                  "Wholly Owned Subsidiary" means, at any time and with respect to any Person, a Subsidiary, all the shares of stock of all classes of which (other than directors' qualifying shares) or other ownership interests at the time are owned directly or indirectly by such Person and/or one or more other Wholly Owned Subsidiaries of such Person.

                                   ARTICLE II

                               The Credit Facility

                  Section II.1. Loans. (a) Subject to the terms and conditions of this Agreement, the Lender agrees to make Pre-Event Loans in dollars to the Borrower not more than twice in each Calendar Quarter during the period commencing on January 1, 2002 and ending on the Commitment Termination Date; provided, however, that (i) the aggregate principal amount of all Pre-Event Loans made by the Lender to the Borrower shall not exceed the Maximum Pre-Event Amount and (ii) the aggregate principal amount of Term Loans made by the Lender to the Borrower during any Calendar Quarter shall not exceed the Maximum Quarterly Amount.

                  (b) Subject to the terms and conditions of this Agreement (including, without limitation, Section 6.03), the Lender agrees to make Post-Event Loans in dollars to the Borrower not more than twice in each Calendar Quarter during the period commencing on July 1, 2002 and ending on the Commitment Termination Date; provided, however, that (i) the aggregate principal amount of all Post-Event Loans made by the Lender to the Borrower shall not exceed the Maximum Post-Event Amount and (ii) the aggregate principal amount of Term Loans made by the Lender to the Borrower during any Calendar Quarter shall not exceed the Maximum Quarterly Amount.

                  (c) Subject to the terms and conditions of this Agreement, each Term Loan shall be made on the applicable Borrowing Date only in a principal amount of $1,000,000 or an integral multiple of $250,000 in excess thereof. To the extent that the Maximum Pre-Event Amount or the Maximum Post-Event Amount exceed the Pre-Event Loans outstanding or the Post-Event Loans outstanding, respectively, by an amount less than $1,000,000, then any Borrowing Request for a Pre-Event Loan or Post-Event Loan, as the case may be, shall be issued by the Borrower for such amount.

                  Section II.2. Borrowing Procedure. In order to borrow a Term Loan, the Borrower shall deliver a Borrowing Request in respect of such Term Loan to the treasurer of Lender. Each Borrowing Request shall be accompanied by
(i) a duly executed Note in the form of Exhibit B, dated as of the Borrowing Date and evidencing a loan in the principal amount set forth in the Borrowing Request (the "Borrowing Amount", which shall be $1,000,000 or an integral multiple of $250,000 in excess thereof (except as otherwise specified in Section 2.01(c)) but shall not, when aggregated with all other Term Loans made by Lender to Borrower during the Calendar Quarter to which such Term Loan relates, exceed the Maximum Quarterly Amount for such Calendar Quarter), and (ii) a duly executed Warrant Certificate evidencing a number of Warrants equal to the Warrant Number. Subject to satisfaction, or waiver by the Lender in writing, of each of the applicable conditions precedent contained in Article VI, on the applicable Borrowing Date the Lender shall make available to the Borrower the Borrowing Amount.

                  Section II.3. Repayment. (a) The aggregate outstanding principal of the Loans shall be repaid in full, together with any accrued interest as of the date of repayment, not later than the Maturity Date. Except as permitted by Section 2.03(b), such principal and interest shall be repaid in cash. Repaid Loans may not be reborrowed.

                  (b) If and only if the Common Stock shall have been listed or admitted to trading on a national securities exchange or quoted on the Nasdaq National Market on each of the 180 calendar days preceding and including the Maturity Date, then on, but not following, the Maturity Date, the Borrower may, at its option, repay all or a portion of the aggregate principal of the Loans, together with any accrued interest as of the Maturity Date, by delivering to the office of the Lender theretofore designated in writing to the Borrower not later than 12:00 Noon, New York time, on the Maturity Date, (i) an unlegended certificate for the number of shares of Common Stock (the "Repayment Shares") equal to the product, rounded up to the nearest whole number, of (A) the portion of the aggregate principal of the Loans to be repaid pursuant to this Section 2.03(b), together with any accrued interest thereon as of the Maturity Date (the "Share Repayment Amount"), divided by (B) the Average Price;
(ii) an opinion of counsel for the Borrower (which counsel shall be satisfactory to the Lender) in the form of Exhibit C; (iii) evidence satisfactory to the Lender of the previous expiration or termination of any waiting period (and any extension thereof) applicable to the acquisition by the Lender of the Repayment Shares under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the previous receipt of all governmental and contractual permits, consents and approvals necessary in connection with such acquisition; (iv) evidence satisfactory to the Lender of Borrower's compliance with Section 2.03(c); and (v) a certified or official bank check in same day funds equal to the difference of (A) the aggregate principal amount of the Loans, together with any accrued interest as of the Maturity Date, minus (B) the Share Repayment Amount.

                  (c) The Borrower shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Repayment Shares pursuant to Section 2.03(b) and any and all filing fees incurred by the Lender pursuant to Section 2.03(b)(iv).

                  Section II.4. Prepayment. The Borrower may prepay portions of the Loans by giving notice to the treasurer of the Lender, by telephone, telecopy or in writing, not later than 12:00 Noon (if not in writing, to be so confirmed not later than 2:00 P.M.), New York time, on the Business Day preceding the proposed date of prepayment. Each such prepayment shall be in an aggregate principal amount of ***** or integral multiples of *****in excess thereof (or if the aggregate amount of outstanding Loans is less than *****, then all of such lesser amount), together with accrued interest on the principal being prepaid to the date of prepayment; provided, however, that in the case of any prepayment pursuant to Section 7.02(n), 7.02(o) or 7.02(p), such prepayment shall be in an aggregate principal amount equal to ***** of the Net Available Asset Disposition Proceeds, ***** of the Net Available Securities Offering Proceeds or ***** of the amount of the Surplus, as the case may be, in any such case together with accrued interest on the principal being repaid to the date of prepayment, up to but not in excess of the aggregate principal amount of, and accrued interest on, the outstanding Loans. Each partial prepayment shall be applied to the principal amount of the Loan or Loans designated by the Lender in its sole discretion, and the Lender will provide Borrower with reasonable notice concerning such designation. Prepaid Loans may not be reborrowed.


                                   ARTICLE III

                                    Interest

                  Section III.1. Interest on Loans. (a) Each Loan shall bear interest from the date made until the date repaid, payable pursuant to Section 3.01(b), at a rate per annum equal to the Base Rate in effect from time to time, which rate shall change as and when said Base Rate shall change.

                  (b) Interest on the Loans shall be payable in arrears on the last day of each Calendar Quarter of each year (each such day, a "Quarterly Payment Date"), commencing with the first such Quarterly Payment Date after the Original Effective Time, and on the date such Loan is repaid or prepaid, in the manner set forth in Section 4.01 or, if and only if permitted below, by the delivery of a Note evidencing an additional loan made pursuant to this Agreement and having a principal amount equal to the amount of such interest, as set forth below.


*****Confidential Treatment Requested.

                  (i) All interest on Loans (including Additional Loans) payable on any Quarterly Payment Date shall be paid in the manner set forth in Section 4.01; provided that if and only if EBITDA for the Calendar Quarter ending on such Quarterly Payment Date does not exceed the amount of such interest as is payable on such Quarterly Payment Date, then, subject to Section 3.01(b)(ii), on or prior to the fifth Business Day following such Quarterly Payment Date, the Borrower shall execute and deliver to the treasurer of the Lender a Note having a principal amount equal to the aggregate amount of all interest on Loans (including Additional Loans) payable on such Quarterly Payment Date. Each such Note shall evidence an additional loan made pursuant to this Agreement and shall bear interest in the manner and at the rate set forth in Section 3.01(a), which interest shall be payable in the manner set forth in this Section 3.01(b).

                  (ii) The Borrower shall not be entitled to pay interest on Loans in the manner set forth in Section 3.01(b)(i) in respect of interest payable on any of:

                           (A)  the two Quarterly Payment Dates
                  immediately following the closing of a primary offering or sale of securities by the Borrower in which the Net Available Securities Offering Proceeds from such offering or sale equals or exceeds $5,000,000 but is less than $10,000,000;

                           (B)  the three Quarterly Payment Dates
                  immediately following the closing of a primary offering or sale of securities by the Borrower in which the Net Available Securities Offering Proceeds from such offering or sale equals or exceeds $10,000,000 but is less than $15,000,000; and

                           (C)  the four Quarterly Payment Dates
                  immediately following the closing of a primary offering or sale of securities by the Borrower in which the Net Available Securities Offering Proceeds from such offering or sale equals or exceeds $15,000,000.

                  (c) No Warrants shall be issuable in connection with any Additional Loan.

                  Section III.2. Interest on Overdue Amounts. All overdue amounts (including principal, interest and fees) hereunder, and, during the continuance of any Event of Default that shall have occurred, each Loan shall bear interest, payable on demand, at a rate per annum equal to the sum of (i) 10% and (ii) the rate of interest applicable to such Loan, changing as and when such rate shall change.

                  Section III.3. Day Counts. Interest on Loans shall be calculated on the basis of (a) a 365- or, if applicable, a 366-day year for the actual number of days elapsed.

                  Section III.4. Maximum Interest Rate. (a) Nothing in this Agreement shall require the Borrower to pay interest at a rate exceeding the maximum rate permitted by applicable law.

                  (b) If the amount of interest payable to the Lender on any interest payment date in respect of the immediately preceding interest computation period, computed pursuant to this Article III, would exceed the maximum amount permitted by applicable law to be charged by the Lender, the amount of interest payable for its account on such interest payment date shall automatically be reduced to such maximum permissible amount.

                  (c) If the amount of interest payable to the Lender in respect of any interest computation period is reduced pursuant to Section 3.04(b) and the amount of interest payable for its account in respect of any subsequent interest computation period would be less than the maximum amount permitted by law to be charged by the Lender, then the amount of interest payable in respect of such subsequent interest computation period shall be automatically increased to such maximum permissible amount; provided that at no time shall the aggregate amount by which interest paid to the Lender has been increased pursuant to this Section 3.04(c) exceed the aggregate amount by which interest paid to the Lender has theretofore been reduced pursuant to Section 3.04(b).

                                   ARTICLE IV

                            Disbursement and Payment

                  Section IV.1. Method and Time of Payments. (a) Except as specifically permitted by Section 3.01(b), and except in the case of payments pursuant to Sections 3.02, 4.02, 4.03, 4.04 or payments otherwise specified as payable upon demand, which payments shall be made forthwith upon written demand therefor, all payments by the Borrower hereunder shall be made without setoff or counterclaim to the Lender in dollars and in immediately available funds at the office of the Lender theretofore designated in writing to the Borrower not later than 2:00 p.m., New York time, on the date when due.

                  (b) Whenever any payment from the Borrower shall be due on a day that is not a Business Day, the date of payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                  (c) Promptly upon receipt of a request by the Borrower therefor (which request may be made by telephone to the treasurer or any assistant treasurer of Pharmacia Corporation) the Lender shall confirm the Lender's calculation of the amount of any payment due on a particular date.

                  Section IV.2. Compensation for Losses. If the Borrower revokes any Borrowing Request, then the Borrower shall reimburse the Lender, promptly upon demand therefor, for all fees and costs actually incurred or paid by the Lender to third parties in respect of funds obtained by the Lender for the purpose of making or maintaining the related Loan, or any portion thereof. If requested by the Borrower, Lender shall provide to the Borrower reasonable documentation concerning such fees and costs.

                  Section IV.3. Withholding. All payments under this Agreement and under the Notes (including payments of principal and interest) shall be payable to the Lender free and clear of any and all present and future taxes, levies, imposts, duties, deductions, withholdings, fees, liabilities and similar charges other than Excluded Taxes (collectively, "Taxes"). If any Taxes are required to be withheld or deducted from any amount payable under this Agreement, then the amount payable under this Agreement shall be increased to the amount which, after deduction from such increased amount of all Taxes required to be withheld or deducted therefrom, will yield to the Lender the amount stated to be payable under this Agreement; provided, however, that amounts payable under this Agreement shall not be increased in respect of any Taxes required to be withheld or deducted solely as a consequence of the Lender's status as a nonresident alien, as such term is defined in the Code. The Borrower shall also hold the Lender harmless and indemnify it for any stamp or other taxes with respect to the preparation, execution, delivery, recording, performance or enforcement of the Credit Documents (all of which shall be included within "Taxes"). If any of the Taxes specified in this Section 4.03 are paid by the Lender, the Borrower shall, upon demand of the Lender, promptly reimburse the Lender for such payments, together with any interest, penalties and expenses incurred in connection therewith. The Borrower shall deliver to the Lender certificates or other valid vouchers for all Taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder.

                  Section IV.4. Expenses; Indemnity. (a) The Borrower agrees to pay or reimburse the Lender for all reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, any other Credit Documents, and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Lender (but excluding fees and disbursements incurred on or prior to the date hereof in negotiating and preparing the Credit Documents); provided, however, that in the event of any litigation between the Borrower and the Lender initiated prior to any Event of Default specified in Section 8.01(g) or (h) and arising out of the matters set forth in Section 4.04(b)(i), the fees and disbursements of counsel to the Lender shall be borne by the Borrower if and only if the Lender is the prevailing party. The Borrower also agrees to indemnify the Lender against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of any Credit Document.

                  (b) The Borrower agrees to indemnify the Lender and its directors, officers, employees, agents and Affiliates (for purposes of this paragraph, each, an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all claims, liabilities, damages, losses, costs, charges and expenses (including fees and expenses of counsel) incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of any Credit Document or any agreement or instrument contemplated by any Credit Document, the performance by the parties hereto or thereto of their respective obligations under any Credit Document, the enforcement or preservation by the parties thereto of their respective rights under any Credit Document or the consummation of the transactions contemplated by any Credit Document, (ii) the use of the proceeds of the Loans or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto. The provisions of this Section 4.04(b) shall not operate or be construed to indemnify the Lender against, or hold it harmless from, any claims, liabilities, damages, losses, costs, charges and expenses (including fees and expenses of counsel) incurred by or asserted against the Lender arising out of or connected with any litigation initiated prior to any Event of Default specified in Section 8.01(g) or (h) solely between the Borrower and the Lender in which the Lender is not the prevailing party.

                  (c) All amounts due under this Section 4.04 shall be payable in immediately available funds upon written demand therefor within two Business Days of such written demand; provided, however, that all amounts due under this Section 4.04 shall bear interest at the Base Rate from the date of such written demand.

                  Section IV.5. Survival. The provisions of Sections 4.02, 4.03,
4.04 and this Section 4.05 shall remain operative and in full force and effect regardless of the termination of this Agreement or expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of any Credit Document, or any investigation made by or on behalf of the Lender.


                                    ARTICLE V

                         Representations and Warranties

                  Section V.1. Representations and Warranties. The Borrower represents and warrants to the Lender as follows:


                  (a) Subsidiaries. At the date hereof, the Borrower has no Subsidiaries other than those Persons listed on Schedule 5.01(a).


                  (b) Good Standing and Power. The Borrower and each of its Subsidiaries is a corporation, duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation; each has the corporate power to own its property and to carry on its business as now being conducted; and each is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified, or to be in good standing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (c) Corporate Authority. The Borrower has full corporate power and authority to execute and deliver, and to incur and perform its obligations under, each of the Credit Documents, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders is required as a condition to the validity or performance of, or the exercise by the Lender of any of its rights or remedies under, any Credit Document.

                  (d) Authorizations. All authorizations, consents, approvals, registrations, notices, exemptions and licenses with or from any Governmental Authority or other Person necessary for the execution, delivery and performance by the Borrower of, and the incurrence and performance of each of its obligations under, each of the Credit Documents, and the exercise by the Lender of its remedies under each of the Credit Documents have been effected or obtained and are in full force and effect.

                  (e) Binding Obligation. This Agreement constitutes and, when issued in accordance with the terms hereof, each Note will constitute the valid and legally binding obligation of the Borrower enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (f) Litigation. There are no proceedings or investigations now pending or, to the knowledge of the Borrower, threatened before any court or arbitrator or before or by any Governmental Authority which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (g) No Conflicts. There is no statute, regulation, rule, order or judgment, and no provision of any agreement or instrument binding upon the Borrower or any of its Subsidiaries, or affecting their properties, and no provision of the certificate of incorporation or bylaws (or similar constitutive instruments) of the Borrower or any of its Subsidiaries, that would prohibit, conflict with or in any way impair the execution or delivery of, or the incurrence or performance of any obligations of the Borrower under, any Credit Document, or result in or require the creation or imposition of any Lien on property of the Borrower or any of its Subsidiaries as a consequence of the execution, delivery and performance of any Credit Document.

                  (h) Financial Condition. (i) Except as disclosed in filings made by the Borrower with the SEC prior to the date hereof or in that certain letter, dated the date hereof, from an officer of the Borrower to an employee of the Lender making reference to this Section (such filings and such press releases collectively, the "Disclosure Package"), the consolidated balance sheet of the Borrower as of December 31, 2000, together with consolidated statements of income, shareholders' equity and cash flows for the fiscal year then ended, reported upon by Ernst & Young LLP, heretofore delivered to the Lender, present fairly, in all material respects, the Borrower's consolidated financial condition and consolidated results of operations as of the dates and for the periods referred to and have been prepared in accordance with GAAP consistently applied throughout the period involved. There are no material liabilities (whether known or unknown, direct or indirect, fixed or contingent, and of any nature whatsoever) of the Borrower or any of its Subsidiaries as of the date of such balance sheet that are not reflected therein or in the notes thereto.

                  (ii) Except as disclosed in the Disclosure Package, there has been no material adverse change in the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Borrower and its Subsidiaries since December 31, 2000. Except as disclosed in the Disclosure Package, since December 31, 2000, there has not occurred or arisen any event, condition or circumstance that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (i) Taxes. Each of the Borrower and its Subsidiaries has filed or caused to be filed all tax returns that are required to be filed and paid all taxes that are required to be shown to be due and payable on said returns or on any assessment made against it or any of its property and all other taxes, assessments, fees, liabilities, penalties or other charges imposed on it or any of its property by any Governmental Authority, except for any taxes, assessments, fees, liabilities, penalties or other charges which are being contested in good faith and (unless the amount thereof is not material to the Borrower's consolidated financial condition) for which adequate reserves have been established in accordance with GAAP.

                  (j) Use of Proceeds. The proceeds of the Loans will be used by the Borrower for general corporate purposes.


                  (k) Margin Regulations. The making of the Loans and the use of the proceeds thereof as contemplated by the Credit Documents will not violate or be inconsistent with any of the provisions of Regulation U, T or X (or any successor regulation or regulations) of the Federal Reserve Board.

                  (l)  Compliance with ERISA. Each member of the ERISA
Group is in compliance with the applicable provisions of ERISA and the Code with respect to each Plan, except for any failure so to comply that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No member of the ERISA Group has (i) an accumulated funding deficiency under Section 412 of the Code in respect of any Pension Plan, whether or not waived, (ii) failed to make any contribution or payment to any Pension Plan, or made any amendment to any Pension Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under
Section 302(f) of ERISA or Section 401(a)(29) of the Code, (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, all of which have been paid or (iv) engaged in a transaction with respect to a Plan, which (assuming the taxable period of such transaction, within the meaning of Section 4975(f)(2) of the Code, to have expired as of the date hereof) has resulted or could reasonably be expected to result in such member being subject to a material tax or penalty imposed by Section 4975 of the Code or Section 502 of ERISA.

                  (m) Not an Investment Company. Neither the Borrower nor any of its Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, each as amended, or any foreign, federal, state or local statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

                  (n) Properties. Each of the Borrower and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all of its respective properties and assets (excluding intellectual property) that are reflected on the consolidated balance sheet of the Borrower as of December 31, 2000 referred to in Section 5.01(h), except for such immaterial properties and assets as have been disposed of in the ordinary course of business and except for minor defects in title that do not interfere with the ability of the Borrower or any of its Subsidiaries to conduct its business as now conducted. Except as set forth in the Disclosure Package, the Borrower and its Subsidiaries own or are licensed to use or otherwise have the right to use (or could obtain such ownership or licences or rights on terms not materially adverse to the Borrower and its Subsidiaries, taken as a whole) all of the intellectual property rights that are reasonably necessary for the operation of their respective businesses. All such assets and properties are so owned or held free and clear of all Liens, except Permitted Liens.

                  (o) Compliance with Laws and Charter Documents. (i) As a result of the Borrower's performing any of its obligations under the Credit Documents, neither the Borrower nor any of its Subsidiaries will be in violation of (a) any law, statute, rule, regulation or order of any Governmental Authority (including Environmental Laws) applicable to it or its properties or assets or
(b) its certificate of incorporation or bylaws.

     (ii) Neither the Borrower  nor any of its  Subsidiaries  is in violation of
(A) any law, statute, rule, regulation or order of any Governmental Authority (including Environmental Laws) applicable to it or its properties, except for any violations which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or (B) its certificate of incorporation or bylaws.

     (iii) Each of the Borrower and its Subsidiaries has all authorizations, consents, approvals, registrations, franchises, licenses and permits, with or from Governmental Authorities and other Persons as are necessary for it to own its properties and conduct its business as now conducted and the absence of which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (p) Environmental Protection. To the Borrower's knowledge, based upon reasonable investigation, all real property owned or leased by the Borrower or any of its Subsidiaries is free of contamination from any substance that could result in the incurrence of material liabilities, or constituent thereof, currently identified or listed as hazardous or toxic pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq., or any other Environmental Laws, or any other substance which has in the past or could at any time in the future cause or constitute a health, safety or environmental hazard to any person or property, including asbestos in any building, petroleum products, PCBs, pesticides, or radioactive materials. To the Borrower's knowledge, based upon reasonable investigation, neither the Borrower nor any of its Subsidiaries has caused or suffered to occur any release of any Hazardous Substance into the environment or any other conditions that, individually or in the aggregate, could reasonably be expected to result in the incurrence of material liabilities or any material violations of any Environmental Laws. To the Borrower's knowledge, based upon reasonable investigation, neither the Borrower nor any of its Subsidiaries has caused or suffered to occur any condition on any of their property that could give rise to the imposition of any lien under the Environmental Laws. Except as disclosed in the Disclosure Package, to the Borrower's knowledge, based on reasonable investigation, neither the Borrower nor any Subsidiary is engaged in any manufacturing or any other operations, other than the use of petroleum products for vehicles, that require the use, handling, transportation, storage or disposal of any Hazardous Substance, where such operations require permits or are otherwise regulated pursuant to the Environmental Laws.

                  (q) Insurance. All of the properties and operations of the Borrower and each of its Subsidiaries of a character usually insured by companies of established reputation engaged in the same or a similar business similarly situated are adequately insured, by financially sound and reputable insurers, against loss or damage of the kinds and in amounts customarily insured against by such Persons, and the Borrower and each of its Subsidiaries carry, with such insurers in customary amounts, such other insurance as is usually carried by companies of established reputation engaged in the same or a similar business similarly situated.

                  (r) Adverse Contracts. Except as disclosed in the Disclosure Package, neither the Borrower nor any of its Subsidiaries is a party to, nor is it or any of its property subject to or bound by, any agreement or instrument which restricts its ability to conduct its business, or could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (s) Solvency. After giving effect to Loans and the other transactions contemplated hereby, and after payment of all estimated legal, investment banking, accounting and other fees related thereto, the Borrower and its Subsidiaries on a consolidated basis will be Solvent. After giving effect to Loans and the other transactions contemplated hereby, and after payment of all estimated legal, investment banking, accounting and other fees related thereto, the Borrower and its Subsidiaries on a consolidated basis will not be insolvent (as defined in any of Uniform Laws Annotated, Uniform Fraudulent Transfer Actss. 2 (West 1985); Cal. Civ. Codess. 3439.02; and Del. Code Ann. tit. 6,ss. 1302.

     (t) Disclosure. All information relating to the Borrower or its Subsidiaries delivered in writing to the Lender in connection with the negotiation, execution and delivery of this Agreement and the other Credit Documents, taken together with the information set forth in the Disclosure Package, is true and complete in all material respects. There is no material fact of which the Borrower is aware which, individually or in the aggregate, would reasonably be expected adversely to influence the Lender's credit analysis relating to the Borrower and its Subsidiaries which has not been disclosed to the Disclosure Package.

                  Section V.2 Survival. All representations and warranties made by the Borrower in this Agreement, and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement, shall
(i) be considered to have been relied upon by the Lender, (ii) survive the making of Loans regardless of any investigation made by, or on behalf of, the Lender, and (iii) continue in full force and effect so long as any Loan, or other amount payable under any Credit Document remains unpaid.


                                   ARTICLE VI

                              Conditions Precedent

                  Section VI.1. Conditions to the Availability of the Commitment. The obligations of the Lender under the Original Credit Agreement were subject to the conditions precedent set forth in Section 6.01 and Section
6.02 of the Original Credit Agreement, and no Original Quarterly Loans were made until the Original Effective Time. The obligations of the Lender pursuant to
Section 2.01 are subject to, and no Term Loans shall be made until, the earliest time (the "Effective Time") on which each of the following conditions precedent shall have been either satisfied or waived in writing by the Lender:

                  (a) This Agreement. This Agreement shall have been duly executed and delivered by each of the Lender and the Borrower and each of the other Credit Documents shall have been duly executed and delivered by each of the parties thereto.

                  (b) Evidence of Corporate Action. The Lender shall have received the following:


                  (i) a copy of the Certificate of Incorporation, of the Borrower, as in effect on the Effective Time, certified by the Secretary of State of the State of Delaware, and a certificate from such Secretary of State as to the good standing of the Borrower, in each case as of a date reasonably close to the Effective Time; and

                  (ii) a certificate of the Secretary or an Assistant
         Secretary of the Borrower, dated the Effective Time, and stating (A) that attached thereto is a true and complete copy of the bylaws of the Borrower as in effect on such date and at all times since the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect,
         (C) that the certificate of incorporation of the Borrower has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and signature of each officer executing this Agreement or any document delivered in connection herewith on behalf of the Borrower.

                  (c) Opinions of Counsel. The Lender shall have received a favorable written opinion, dated the Effective Time, of Nida & Maloney LLP, counsel for the Borrower, in substantially the form of Exhibit D.

                  (d) Representations and Warranties. The representations and warranties contained in Section 5.01 shall be true and correct on the Effective Time, and the Lender shall have received a certificate, signed by a Responsible Officer of the Borrower, to that effect.

     (e) Other. The Lender shall have received such other certificates, opinions and other documents as the Lender reasonably may require, and the closing contemplated by the Asset Purchase Agreement, dated as of the date hereof, between the Company and Pharmacia & Upjohn Company, shall have occurred.

                  Section VI.2. Conditions to All Loans. The obligation of the Lender to make each Loan are subject to the conditions precedent that, on the date of each Loan and after giving effect thereto, each of the following conditions precedent shall have been satisfied, or waived in writing by the
Lender:

                  (a) Borrowing Request. The Lender shall have received a Borrowing Request in accordance with the terms of this Agreement.

                  (b) Note. The Lender shall have received a duly executed Note in the form of Exhibit B, dated as of the Borrowing Date and evidencing a Loan in an aggregate principal equal to the Borrowing Amount.

                  (c) Warrant Certificate. The Borrower shall have duly issued to the Lender a number of Warrants equal to the Warrant Number in connection with such Loan and shall have duly executed and delivered to the Lender a Warrant Certificate evidencing such Warrants.

                  (d) No Default. No Default or Event of Default shall have occurred and be continuing, nor shall any Default or Event of Default occur as a result of the making of such Loan.

                  (e) Representations and Warranties; Covenants. The representations and warranties contained in Section 5.01 shall have been true and correct when made and (except to the extent that any representation or warranty speaks as of a date certain, in which case such representation and warranty shall be true and correct as of such date) shall be true and correct on the Borrowing Date with the same effect as though such representations and warranties were made on such Borrowing Date; and the Borrower shall have complied with all of its covenants and agreements under the Credit Documents.

                  (f) Monthly Statements. Lender shall have timely received all financial statements prepared by Borrower for Lender pursuant to
 Section 7.01(a)(viii).

                  Section VI.3. Additional Condition to Post-Event Loans. The obligation of the Lender to make each Post-Event Loan is subject to the conditions precedent set forth in Section 6.02 and the additional condition precedent that, prior to the date of such Post-Event Loan, (i) the Borrower, the Lender or one of their respective Affiliates shall have reached the Endpoint in the Clinical Studies or (ii) the Lender or one of its Affiliates shall have filed a New Drug Application with respect the Clinical Studies.

                  Section VI.4. Satisfaction of Conditions Precedent. Each of
(i) the delivery by the Borrower of a Borrowing Request (unless the Borrower notifies the Lender in writing to the contrary prior to the Borrowing Date) and
(ii) the acceptance of the proceeds of a Loan shall be deemed to constitute a certification by the Borrower that, as of the Borrowing Date, each of the conditions precedent contained in Sections 6.02(d), (e) and (f) has been satisfied with respect to any Loans then being made.

                                   ARTICLE VII

                                    Covenants

                  Section VII.1. Affirmative Covenants. Until satisfaction in full of all the obligations of the Borrower under the Credit Documents, the Borrower will:

                  (a) Financial Statements; Compliance Certificates. Furnish to the Lender:


                  (i) as soon as available, but in no event more than 60 days following the end of each of the first three quarters of each fiscal year, copies of the Borrower's Quarterly Report on Form 10-Q being filed with the SEC, which shall include a consolidated balance sheet and consolidated income statement of the Borrower and its Subsidiaries for such quarter;

                  (ii) as soon as available, but in no event more than 100 days following the end of each fiscal year, a copy of the Borrower's Annual Report on Form 10-K being filed with the SEC, which shall include the consolidated financial statements of the Borrower and its Subsidiaries, together with a report thereon by Ernst & Young LLP (or another firm of independent certified public accountants reasonably satisfactory to the Lender), for such year;

                  (iii) together with each report delivered pursuant to Sections 7.01(a)(i) and (ii), a certificate of the Borrower, signed by a Responsible Officer, in substantially the form of Exhibit E, stating whether, as of the last date of the financial statements included in such report, any event has occurred or circumstance existed which, individually or in the aggregate, constituted a Default or Event of Default (and, if so, detailing the facts with respect thereto) and whether the Borrower was in compliance with the covenants set forth in this Article VII, together with calculations to establish the Borrower's compliance with the covenants contained in Section 7.03;

                  (iv) promptly upon the filing by the Borrower with the SEC or any national securities exchange or national quotation system of any registration statement (other than a registration statement on Form S-8 or an equivalent form) or regular periodic report (other than the reports referred to in Sections 7.01(a)(i) and (ii)), notification of such filing; and, at the request of any Lender, the Borrower shall deliver to such Lender a copy of such filing (excluding exhibits);

                  (v) promptly upon the mailing thereof to the shareholders of the Borrower generally copies of all financial statements, reports and proxy statements so mailed;

                  (vi)  within five Business Days of any Responsible
         Officer of the Borrower obtaining knowledge of any Default or Event of Default of any type specified in Section 8.01(a), (b), (d), (f), (g),
         (h) or (l), if such Default or Event of Default is then continuing, a certificate of a Responsible Officer of the Borrower stating that such certificate is a "Notice of Default" and setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (vii) within ten Business Days of any Responsible Officer of the Borrower obtaining knowledge of any Default or Event of Default of any type specified in Section 8.01(c),(e), (i), (j) or (k), if such Default or Event of Default is then continuing, a certificate of a Responsible Officer of the Borrower stating that such certificate is a "Notice of Default" and setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (viii) following the Effective Time, within ten Business Days after the end of each calendar month, Borrower shall deliver to the Treasurer or any assistant treasurer and to the Vice President, Research and Development Finance of Pharmacia Corporation financial statements prepared based on the accrual method of accounting and prepared in accordance with the same GAAP principles and format used by Borrower in preparation of the financial statements it files with the SEC; and

                  (ix) such additional information, reports or statements, regarding the business, financial condition or results of operations of the Borrower and its Subsidiaries, as the Lender from time to time may reasonably request.

                  (b) Corporate Existence. Except as permitted by Section 7.02(a), maintain, and cause each Subsidiary to maintain, its corporate existence in good standing and qualify and remain qualified to do business in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business is such that the failure to qualify, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (c) Conduct of Business. Engage in as its principal business the development of photoselective drugs and light producing and light delivery medical devices and related or ancillary businesses, including but not limited to the businesses of the Borrower described in the Disclosure Package; preserve, renew and keep in full force and effect, and cause each of its Subsidiaries to preserve, renew and keep in full force and effect, all franchises and licenses necessary or desirable in the normal conduct of its and its Subsidiaries' business and the loss of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and comply, and cause each of its Subsidiaries to comply, with all applicable laws, orders, rules and regulations of all Governmental Authorities the failure with which so to comply, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (d) Authorizations. Obtain, make and keep in full force and effect all authorizations from and registrations with Governmental Authorities required for the validity or enforceability of the Credit Documents.

                  (e) Taxes. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges upon it, its income and its properties prior to the date on which penalties are attached thereto, except to the extent that (i) such taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings by the Borrower or such Subsidiary, as the case may be,
(ii) unless the amount thereof is not material to the Borrower's consolidated financial condition, adequate reserves are maintained (in accordance with GAAP) by the Borrower or such Subsidiary, as the case may be, with respect thereto, and (iii) any failure to pay and discharge such taxes, assessments and governmental charges could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (f) Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with reputable insurance companies against such risks, of such types (including general liability), on such properties and in such amounts as is customarily maintained by similar businesses similarly situated, and provide to the Lender a certificate or certificates of insurance showing that the Lender has been named as loss payee by endorsement to the policies for such insurance.

                  (g) Inspection. Permit, and cause each of its Subsidiaries to permit, upon no fewer than five Business Days' notice, the Lender to have one or more of their officers and employees, or any other Person designated by the Lender, to visit and inspect any of the properties of the Borrower and such Subsidiary and to examine the minute books, books of account and other corporate and financial records of the Borrower and such Subsidiary, and discuss its affairs, finances and accounts with its officers and with the Borrower's independent accountants, during normal business hours and at such other reasonable times, for the purpose of monitoring the Borrower's compliance with its obligations under agreements to which the Lender is a party and for no other purpose.

                  (h) Maintenance of Records. For the Borrower and each of its Subsidiaries (i) keep proper books of record and account in which entries sufficient to provide financial statements in accordance with GAAP will be made of all dealings or transactions of or in relation to its business and affairs;
(ii) set up on its books reserves with respect to all taxes, assessments, charges, reviews and claims; and (iii) on a current basis, set up on its books, from its earnings, appropriate reserves against doubtful accounts receivable, advances and investments and all other proper reserves (including by reason of enumeration, reserves for premiums, if any, due on required prepayments and reserves for depreciation, obsolescence, or amortization of properties), which should be set aside from such earnings in connection with its business. (All determinations pursuant to this Section 7.01(h) shall be made in accordance with, or as required by, GAAP.)

                  (i) Maintenance of Property. Maintain, keep and preserve and cause each of its Subsidiaries to maintain, keep and preserve all of its properties in good repair, working order and condition and from time to time make all necessary and proper repairs, renewals, replacements, and improvements thereto, except to the extent that any failure so to maintain, keep and preserve such properties, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (j)      ERISA.  Furnish to the Lender:

                  (i) within ten days after a Responsible Officer learns that any "reportable event" (as defined in Section 4043(c) of ERISA), other than a reportable event for which the 30-day notice requirement has been waived by the PBGC, has occurred with respect to a Pension Plan, a statement setting forth details as to such reportable event and the action proposed to be taken with respect thereto;

                  (ii) within ten days after receipt thereof, a copy of any notice that any member of the ERISA Group may receive from the PBGC relating to the intention of the PBGC to terminate any Pension Plan or to appoint a trustee to administer any Plan;

                  (iii) within ten days after filing with any affected party (as such term is defined in Section 4001 of ERISA) of a notice of intent to terminate a Pension Plan, a copy of such notice and a statement setting forth the details of such termination, including the amount of liability, if any, of any member of the ERISA Group under Title IV of ERISA;

                  (iv) within ten days after the adoption of a material amendment to a Pension Plan if, after giving effect to such amendment, the Pension Plan is a plan described in Section 4021(b) of ERISA, a statement setting forth the details thereof;

                  (v) within 30 days after withdrawal from a Pension Plan during a plan year for which any member of the ERISA Group could be subject to liability under Section 4063 or 4064 of ERISA, a statement setting forth the details thereof, including the amount of such liability;

                  (vi) within 30 days after cessation of operations by any member of the ERISA Group at a facility under the circumstances described in Section 4062(e) of ERISA, a statement setting forth the details thereof, including the amount of liability of the Borrower or a member of the ERISA Group under Title IV of ERISA;

                  (vii) within ten days after adoption of an amendment to a Pension Plan which would require security to be given to the Pension Plan pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, a statement setting forth the details thereof, including the amount of such security;

                  (viii) within ten days after failure by any member of the ERISA Group to make payment to a Pension Plan which would give rise to a lien in favor of the Plan under Section 302(f) of ERISA, a statement setting forth the details thereof, including the amount of such lien;

                  (ix) within ten days after the due date for filing with the PBGC, pursuant to Section 412(n) of the Code, of a notice of failure to make a required installment or other payment with respect to a Pension Plan, a statement setting forth details as to such failure and the action proposed to be taken with respect thereto; and

                  (x) within 30 days after receipt thereof by any member of the ERISA Group from the sponsor of a Multiemployer Plan, a copy of each notice concerning the imposition of withdrawal liability or the termination or reorganization of a Multiemployer Plan.

                  (k) Notice of Defaults and Adverse Developments.
Promptly notify the Lender upon the discovery by any Responsible Officer of the occurrence of (i) any Default or Event of Default; (ii) any event, development or circumstance whereby the financial statements most recently furnished to the Lender fail to present fairly, in all material respects, and in accordance with GAAP, the financial condition and operating results of the Borrower and its Subsidiaries as of the date of such financial statements; (iii) any material litigation or proceedings that are instituted or threatened (to the knowledge of the Borrower) against the Borrower or any of its Subsidiaries or any of their respective assets; (iv) any event, development or circumstance which, individually or in the aggregate, could reasonably be expected to result in an event or default (or, with the giving of notice or lapse of time or both, an event of default) under any Indebtedness and the amount hereof; and (v) any other development in the business or affairs of the Borrower or any of its Subsidiaries if the effect thereof would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; in each case describing the nature thereof and the action the Borrower proposes to take with respect thereto.

                  (l) Environmental Matters. (i) Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable Environmental Laws, (ii) notify the Lender promptly after becoming aware of any Environmental Claim, or any fact or circumstance that is reasonably likely to result in an Environmental Claim or a material violation of any Environmental Law, with respect to the Borrower's or any of its Subsidiaries' properties or facilities, and (iii) promptly forward to the Lender a copy of any material order, notice, permit, application, or any other communication or report received in connection with any such matters as they may affect such premises.

     Section VII.2. Negative Covenants. Until satisfaction in full of all the obligations of the Borrower under the Credit Documents, the Borrower will not:

                  (a) Mergers, Consolidations and Sales of Assets. Enter into any merger, consolidation or share exchange, or acquire assets of any Person, or sell, lease or otherwise dispose of any of its assets, or permit any of its Subsidiaries so to do, except that (i) any such Subsidiary may merge or consolidate (A) with or into the Borrower, if the Borrower shall be the continuing or surviving corporation, or (B) with or into any one or more Wholly Owned Subsidiary of the Borrower, (ii) the Borrower or any Subsidiary of the Borrower may make any Asset Disposition to the extent permitted by Section 7.02(n), (iii) on or following the date of the Original Agreement and before the Effective Time, the Borrower or any Subsidiary of the Borrower may acquire assets for cash consideration which, together with all other cash consideration paid by the Borrower or any Subsidiary for assets on or following the date of the Original Agreement and before the Effective Time, does not exceed *****, and may acquire assets in exchange for shares of Common Stock having a market value at the time of issuance which, together with the market value at time of issuance of all other shares of Common Stock issued by the Borrower in consideration for or in connection with the acquisition of assets on or following the date of the Original Agreement and before the Effective Time, does not exceed *****; provided that the amount of Indebtedness assumed or incurred by the Borrower or any Subsidiary of the Borrower in connection with the acquisition of assets on or following the date of this Agreement pursuant to this Section 7.02(a)(iii) may not exceed ***** of the sum of the cash consideration paid, and the market value at time of issuance of Common Stock issued, in consideration therefor or in connection therewith, and (iv) on or following the Effective Time, the Borrower or any Subsidiary of the Borrower may acquire assets for cash consideration which, together with all other cash consideration paid by the Borrower or any Subsidiary for assets on or following the Effective Time, does not exceed *****, and may acquire assets in exchange for shares of Common Stock having a market value at the time of issuance which, together with the market value at time of issuance of all other shares of Common Stock issued by the Borrower in consideration for or in connection with the acquisition of assets on or following the Effective Time, does not exceed *****; provided that the amount of Indebtedness assumed or incurred by the Borrower or any Subsidiary of the Borrower in connection with the acquisition of assets on or following the date of this Agreement pursuant to this Section 7.02(a)(iv) may not exceed ***** of the sum of the cash consideration paid, and the market value at time of issuance of Common Stock issued, in consideration therefor or in connection therewith.


***** Confidential Treatment Requested.

                  (b) Liens. Create, incur, assume or suffer to exist any Lien, other than Permitted Liens, upon or in any of its or any of its Subsidiaries' property or assets, whether now owned or hereafter acquired.

                  (c) Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, or permit any of its Subsidiaries so to do, except:

          (i)  Indebtedness to the Lender under the Credit Documents,


          (ii) Indebtedness of Borrower or any of its Subsidiaries secured by Liens specifically permitted by Section 7.02(b),

          (iii) Guaranties to the extent permitted by Section 7.02(d).

          (iv) Indebtedness existing on the date hereof,

          (v) Indebtedness of Borrower to any Subsidiary, and Indebtedness of any Subsidiary to Borrower or any other Subsidiary, and

          (vi) Extension,    refinancings,    modifications,    amendments   and
               restatements of any of items of Permitted Indebtedness (i) through (v) above, provided that the principal amount thereof is not increased.

     (d) Contingent Liabilities. Assume, Guaranty, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any other Person, or permit any of its Subsidiaries to do so, except:

          (i) in connection with a merger or consolidation permitted by Section 7.02(a),

          (ii) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business,

          (iii)Guaranties by the Borrower of contractual obligations ( other that for the payment of Indebtedness) of any of its Wholly Owned Subsidiaries, and

          (iv) Guaranties existing on the date hereof, but not extensions thereof.


     (e) Loans and Investments. Manke any Investment or permit any of its Subsidiaries to do so, except:

          (i)  Investments existing on the date of the Original Agreement,

          (ii) Investments   consisting   of  the   endorsement   of  negotiable
               instrument for deposit or collection or similar transaction in ordinary course of business,

          (iii)Investments   accepted  in  connection  with  asset  dispositions
               permitted by Section 7.02(n),

          (iv) Investments of the Borrower in or to Subsidiaries of the Borrower or of Subsidiaries of the Borrower in or to other Subsidiaries of the Borrower or in or to the Borrower,

          (v) Investments consisting of travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business,

          (vi) Investments consisting of loans to employees, officers or directors of the Borrower or its Subsidiaries outstanding on the date of the Original Agreement and not exceeding an aggregate principal balance of *****, relating to the purchase or equity securities of the Borrower or its Subsidiaries pursuant to employee stock purchase plans approved by the Borrower's Board of Directors,

*****Confidential Treatment Requested

          (vii)Investments  consisting  of  loans  to  employees,   officers  or
               directors of the Borrower or its Subsidiaries made on or subsequent to the date of the Original Agreement and not exceeding an aggregate principal balance of *****, at any time outstanding,

          (viii) Investments in the form of debt securities or other evidence of Indebtedness of Ramus Medical Technologies acquired or received on or subsequent to the date of the Original Agreement and prior to the date of this Agreement pursuant to agreements or instruments in effect on the date of the Original Agreement and having an aggregate principal amount not exceeding *****,

          (ix) *****

          (x) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business,

          (xi) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in the ordinary course of business,

          (xii)Investments   consisting  of  notes  receivable  of,  or  prepaid
               royalties and other credit extensions, to customers and suppliers made or received in the ordinary course of business, and

          (xiii) Investments in the form of deposit accounts and marketable securities made pursuant to the cash management policy adopted by the Borrower's Board of Directors and furnished to the Lender prior to the date of the Original Agreement.

                  (f)  Capital Expenditures. Make any Capital
Expenditures, or permit any of its Subsidiaries to do so, exceeding ***** in the aggregate for the Borrower and the Subsidiaries in any one calendar year ending on or prior to December 31, 2000 or ***** in the aggregate for the Borrower and the Subsidiaries for any one calendar year ending after December 31, 2000.

*****Confidential Treatment Requested

                  (g) Redemptions, etc. Redeem, defease (including but not limited to legal or covenant defeasance), repurchase, retire or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment, Indebtedness, other than Indebtedness to the Lender under the Credit Documents, or permit any of its Subsidiaries to do so.

                  (h) Dividends and Purchase of Stock. Declare any dividends (other than dividends payable in capital stock of the Borrower) on any shares of any class of capital stock, or purchase, acquire, redeem or retire, or apply any property or assets to the purchase, acquisition, redemption or retirement of, or set apart any sum for the payment of any dividends on, or for the purchase, acquisition, redemption or retirement of, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of the Borrower or any of its Subsidiaries or any options, warrants or rights to purchase or acquire shares of any class of capital stock of the Borrower or any such Subsidiary, or permit any of its Subsidiaries which is not a Wholly Owned Subsidiary to do so, except that

                  (i) the Borrower may purchase, redeem or otherwise acquire shares of Common Stock pursuant to any agreement existing on the date hereof between it, or any Subsidiary of the Borrower, and any officer, director, employee or consultant to the Borrower or any of its Subsidiaries, in which the Borrower is obligated or has the option to repurchase from such officer, director, employee or consultant shares of Common Stock upon such Person's termination of employment or the services with the Borrower or any such Subsidiary,

                  (ii) the Borrower may convert, exchange or redeem any Indebtedness outstanding on the date hereof which by its terms is convertible or exchangeable or constitutes the right to purchase any shares of any class of capital stock of the Borrower,

                  *****

                  (i) Stock of Subsidiaries. Sell, pledge or otherwise dispose of any shares of capital stock of any of its Subsidiaries (except in connection with a merger or consolidation of a Wholly Owned Subsidiary of the Borrower permitted by Section 7.02(a) or with the dissolution of any Subsidiary of the Borrower) or permit any of its Subsidiaries to issue any additional shares of capital stock except pro rata to its stockholders.

                  (j) Distributions by Subsidiaries. Suffer to exist, or permit any of its Subsidiaries to suffer to exist, any consensual encumbrance or restriction on the ability of any such Subsidiary (i) to pay, directly or indirectly, dividends or make any other distributions in respect of its capital stock or pay any Indebtedness or other obligation owed to the Borrower or any other Subsidiary of the Borrower; (ii) to make loans or advances to the Borrower or any Subsidiary of the Borrower; or (iii) to transfer any of its property or assets to the Borrower.

                  (k) Related Agreements. Amend, modify or waive, or permit to be amended, modified or waived, any provision of the Key Agreements or the Rights Plan unless, within not less than 30 days prior to such amendment, modification or waiver, the Borrower shall have given the Lender notice thereof, including all relevant terms and conditions thereof, and the Lender shall have consented in writing thereto.

                  (l) Sale and Leaseback Transactions. Enter into, or permit any of its Subsidiaries to enter into any Sale and Leaseback Transaction.


*****Confidential Treatment Requested

                  (m) Transactions with Affiliates and Related Persons.
Directly or indirectly enter into, or permit any of its Subsidiaries to directly or indirectly enter into, on or following the date hereof, any transaction (including, without limitation, the purchase, sale, lease or exchange of property, the rendering of any service or the making of any loan or advance, but excluding transactions between the Borrower and Wholly Owned Subsidiaries of the Borrower) with any Affiliate or Related Person of the Borrower or any of its Subsidiaries.

                  (n) Asset Dispositions. Make any Asset Disposition, or permit any of its Subsidiaries to make any Asset Disposition, in one or more related transactions, unless

                  (i) the Borrower (or such Subsidiary, as the case may be) receives consideration at the time of such disposition at least equal to the fair market value of the shares or assets disposed of (which shall be as determined in good faith by the Board of Directors and evidenced by a resolution adopted thereby),

                  (ii) the consideration for such disposition consists of cash or readily marketable cash equivalents or the assumption of Indebtedness of the Borrower or other obligations relating to such assets and release from all liability on the Indebtedness or other obligations assumed, and

                  (iii) ***** of the Net Available Asset Disposition Proceeds from such disposition (including from the sale of any marketable cash equivalents received therein) are applied by the Borrower (or such Subsidiary, as the case may be), within two Business Days of the receipt thereof, to prepayment of Loans pursuant to Section 2.04.

                  (o) Securities Offerings. Sell or offer to sell any securities, or permit any of its Subsidiaries to offer or sell any securities, in one or more related transactions, unless

                  (i) the consideration for such disposition consists of cash, and

*****Confidential Treatment Requested

                  (ii) ***** of the Net Available Securities Offering
         Proceeds from such offering or sale are applied by the Borrower (or such Subsidiary, as the case may be), within two Business Days of the receipt thereof, to prepayment of Loans pursuant to Section 2.04.

                  (p) Surplus Cashflows. Fail to apply to the prepayment of Loans pursuant to Section 2.04 at least ***** of the amount (the "Surplus") by which EBITDA in any Calendar Quarter exceeds *****.


                  Section VII.3 Financial Covenants. Until satisfaction in full of all the obligations of the Borrower under the Credit Documents, the Borrower will not:

                  (a) Shareholders' Equity. Permit Shareholders' Equity as of the last day of any Calendar Quarter designated below to be less than the amount set forth opposite such quarter below.


                     Calendar quarter ending                Shareholders' Equity

                                     March 31, 1999                *****

                                     June 30, 1999                 *****

                                     September 30, 1999            *****

                                     December 31, 1999             *****

                                     March 31, 2000                *****

                                     June 30, 2000                 *****

                       Each Calendar Quarter
                        ending after June 30,
                        2000 and before the                        *****
                        Effective Time

                  (b) Current Ratio. At any time on or following the date of the Original Agreement and before the Effective Time permit the ratio of Original Current Assets to Current Liabilities to be less than *****. On or following the date hereof, permit the ratio of Current Assets to Current Liabilities to be less than:

*****Confidential Treatment Requested

                  (i)      *****as of March 31, 2001;

                  (ii)     *****as of June 30, 2001;

                  (iii)    *****as of September 30, 2001; and

                  (iv)     *****as of December 31, 2001 and as of each Calendar
                                Quarter thereafter.

                  (c)      *****
                  (d)      *****
                  (e)      *****
                  (f)      Cash Balance.   Permit the Cash Balance as of the
 last day of any Calendar Quarter designated below to be less than the amount set forth opposite such quarter below.


                             Calendar quarter ending            Cash Balance

                                              March 31, 2001       *****

                                               June 30, 2001       *****

                                          September 30, 2001       *****

                                           December 31, 2001       *****

                        Each Calendar Quarter
                         ending after                              *****
                         December 31, 2001



*****Confidential Treatment Requested

                                  ARTICLE VIII

                                Events of Default

                  Section VIII.1. Events of Default. If one or more of the following events (each, an "Event of Default") shall occur:

                  (a) the Borrower shall fail duly to pay any principal of any Loan when due, whether at maturity, by notice of intention to prepay or otherwise; or

                  (b) the Borrower shall fail duly to pay any interest, fee or any other amount payable under the Credit Documents within five Business Days after the same shall be due, in the manner set forth in this Agreement; or

                  (c) the Borrower shall fail duly to observe or perform any term, covenant, or agreement contained in Section 7.02 or 7.03 and such failure shall have continued unremedied for a period of 30 days following written notice to the Borrower thereof; or

                  (d) the Borrower shall fail duly to observe or perform any other term, covenant or agreement contained in this Agreement, and such failure shall have continued unremedied for a period of 30 days following written notice to the Borrower thereof; or

                  (e) any representation or warranty made or deemed made by the Borrower in a Credit Document, or any statement or representation made in any certificate, report or opinion delivered by or on behalf of the Borrower in connection with a Credit Document, shall prove to have been false or misleading in any material respect when so made or deemed made; or

                  (f) the Borrower or any of its Subsidiary shall fail to pay any Indebtedness (other than obligations hereunder) in an amount of *****or more when due; or any such Indebtedness having an aggregate principal amount outstanding of *****or more shall become or be declared to be due prior to the expressed maturity thereof; or

                  (g) an involuntary case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any applicable bankruptcy, insolvency, reorganization or similar law or seeking the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of more than 60 days; or an order or decree approving or ordering any of the foregoing shall be entered and continued unstayed and in effect; or

                  (h) the Borrower or any of its Subsidiaries shall commence a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or any of them shall consent to the entry of a decree or order for relief in respect of the Borrower or any such Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against any of them, or any of them shall file a petition or answer or consent seeking reorganization or relief under any applicable law, or any of them shall consent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Borrower or any such Subsidiary or any substantial part of their respective property, or any of them shall make an assignment for the benefit of creditors, or any of them shall admit in writing its inability to pay its debts generally as they become due, or the Borrower or any Subsidiary shall take corporate action in furtherance of any such action; or

*****Confidential Treatment Requested

                  (i) one or more judgments against the Borrower or any of its Subsidiaries or attachments against its property, which in the aggregate exceed *****, or the operation or result of which could be to interfere materially and adversely with the conduct of the business of the Borrower or any such Subsidiary remain unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of more than 30 days; or

                  (j) notice of intent to terminate a Pension Plan shall have been filed with any affected party (as defined in Section 4001 of ERISA), or notice of an application by the PBGC to institute proceedings to terminate a Pension Plan pursuant to Section 4042 of ERISA shall have been received by any member of the ERISA Group, in each case only if the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA) as of the date such notice is filed or received exceeds $500,000; any member of the ERISA Group incurs liability under Sections 4062(e), 4063 or 4064 of ERISA in respect of a Pension Plan in an amount in excess of $1,000,000; an amendment is adopted to a Pension Plan which would require security to be given to such Pension Plan pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA in an amount in excess of $1,000,000; any member of the ERISA Group fails to make a payment to a Pension Plan which would give rise to a Lien in favor of such Plan under
Section 302(f) of ERISA in an amount in excess of $500,000; or

                  (k) any court or governmental or regulatory authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which prohibits, enjoins or otherwise restricts, in a manner that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, any of the transactions contemplated under the Credit Documents; or

*****Confidential Treatment Requested

                  (l) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), other than the Lender and its Affiliates and other than any person or group of persons which has beneficial ownership of 5% or more of the outstanding shares of Common Stock as of the date of this Agreement, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 19.9% or more of the outstanding shares of Common Stock; or, during any period of 24 consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower;

then, and at any time during the continuance of such Event of Default, the Lender may, by written notice to the Borrower declare any Loans then outstanding to be due, whereupon the principal of the Loans so declared to be due, together with accrued interest thereon and any unpaid amounts accrued under the Credit Documents, shall become forthwith due, without presentment, demand, protest or any other notice of any kind (all of which are hereby expressly waived by the Borrower).

                  Section VIII.2. Assignments. (a) Upon reasonable prior notice having been given to the Borrower, the Lender may at any time assign to one or more of Pharmacia Corporation, Pharmacia Cork Ltd., Pharmacia & Upjohn
Company, Pharmacia & Upjohn B.V., Pharmacia & Upjohn AB, Pharmacia Enterprises S.A., Pharmacia Coordination Center N.V. or Pharmacia & Upjohn S.p.A. (any such entity, an "Approved Subsidiary") all, or a proportionate part of all, of its rights and obligations under this Agreement, and such Approved Subsidiary shall assume such rights and obligations, pursuant to a written instrument executed by such Approved Subsidiary and the Lender. If there shall have occurred an Event of Default that is continuing, the Lender may assign to any Person, other than a Person which engages in, as its principal business or one of its principal businesses, the development of photoselective drugs or light producing and light delivery medical devices (any such assignee, or any Approved Subsidiary referred to in the previous sentence being referred to as an "Assignee"), all, or a proportionate part of all, of its rights and obligations under this Agreement, and such Assignee shall assume such rights and obligations, pursuant to a written instrument executed by such Assignee and the Lender. Any such Assignee shall have all the rights and obligations of the Lender, and the Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required.

                  (b) No Assignee of the Lender's rights shall be entitled to receive any greater payment under Section 4.03 or 4.04 than the Lender would have been entitled to receive with respect to the rights transferred, and amounts payable under this Agreement shall not be increased in respect of any Taxes required to be withheld or deducted solely as a consequence of the Lender's status as a nonresident alien, as such term is defined in the Code.

                  Section VIII.3. Certain Pledges. Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under this Agreement and any Note held by it in favor of any Person.


                                   ARTICLE IX

                                  Miscellaneous

SECTION IX.1. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

SECTION IX.2. WAIVER OF JURY. THE BORROWER AND THE LENDER EACH HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, THE NOTES OR THE RELATIONSHIPS ESTABLISHED HEREUNDER.

                  Section IX.3. Jurisdiction and Venue; Service of Process. (a) The Borrower and the Lender each hereby irrevocably submits to the non-exclusive jurisdiction of any state or federal court in the Borough of Manhattan, The City of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of any Credit Document and to the laying of venue in the Borough of Manhattan, The City of New York. The Borrower and the Lender each hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection to the laying of the venue of any such suit, action or proceeding brought in the aforesaid courts and hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (b) The Borrower agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 9.07 or at such other address of which the Lender shall have been notified pursuant thereto. The Borrower further agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue any other jurisdiction.

                  (c) Each of the Borrower and the Lender waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9.03 any special, exemplary, punitive or consequential damages. The waiver set forth in this
Section 9.03(c) shall terminate automatically upon the occurrence of a "Shares Acquisition Date" as defined in that certain stockholder rights protection plan of Pharmacia Corporation in effect on the date of this Agreement, as it may from time to time be amended.

                  Section IX.4. Set-off. The Borrower hereby authorizes the Lender and each of its Affiliates, upon the occurrence of an Event of Default and at any time and from time to time during the continuance thereof, to the fullest extent permitted by law, to set-off and apply any and all sums payable by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any of its Affiliates against any of the obligations of the Borrower or any of its Affiliates, now or hereafter existing under any Credit Document, irrespective of whether the Lender shall have made any demand under the Original Agreement or this Agreement and although such obligations may be unmatured. The rights of the Lender and its Affiliates under this Section 9.04 are in addition to other rights and remedies (including other rights of set-off) which the Lender and its Affiliates may have.

                  Section IX.5. Amendments and Waivers. (a) Any provision of this Agreement may be amended, modified, supplemented or waived, but only by a written amendment or supplement, or written waiver, signed by the Borrower and the Lender.

                  (b) Except to the extent expressly set forth therein, any waiver shall be effective only in the specific instance and for the specific purpose for which such waiver is given.

                  Section IX.6. Cumulative Rights; No Waiver. Each and every right granted to the Lender hereunder or under any other document delivered in connection herewith, or allowed the Lender by law or equity, shall be cumulative and not exclusive and may be exercised from time to time. No failure on the part of the Lender to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by the Lender of any right preclude any other or future exercise thereof or the exercise of any other right.

                  Section IX.7. Notices. (a) Any communication, demand or notice to be given hereunder will be duly given when delivered in writing or by telecopy to a party at its address as indicated below or such other address as such party may specify in a notice to each other party hereto. A communication, demand or notice given pursuant to this Section 9.07 shall be addressed:

                  If to the Borrower, to

                           Miravant Medical Technologies
                           336 Bollay Drive
                           Santa Barbara, California 93117

                           Telecopy:  (805) 685-6038

                           Attention:  Gary S. Kledzik

                  with copies (which, in and of themselves, shall not constitute notice) to

                           Nida & Maloney, LLP
                           800 Anacapa Street
                           Santa Barbara, California 93101

                           Telecopy:  (805) 568-1955

                           Attention:  Joseph E. Nida

                  and
                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, California 94304

                           Telecopy:  (650) 493-6811

                           Attention:  John T. Sheridan

                  If to the Lender, to

                           Pharmacia Treasury Services AB
                           Lindhagensgatan 133
                           S-112 87 Stockholm, Sweden

                           Telecopy:          +46 8 695 47 08

                           Attention:  Associate General Counsel

                  and

                           Pharmacia Corporation
                           100 Route 206 North
                           Peapack, New Jersey 07977

                           Telecopy:  (908) 901-1830

                           Attention:  Treasurer

                  and

                           Pharmacia Corporation
                           100 Route 206 North
                           Peapack, New Jersey 07977

                           Telecopy:  (908)

                           Attention:  Vice President of Research and
                                       Development Finance

                  and

                           Pharmacia Corporation
                           100 Route 206 North
                           Peapack, New Jersey 07977

                           Telecopy:         (908) 901-1810

                           Attention:  General Counsel

                  with a copy (which, in and of itself, shall not constitute notice) to

                           Sullivan & Cromwell
                           1870 Embarcadero Road
                           Palo Alto, California 94303

                           Telecopy:  (650) 461-5700

                           Attention:  Matthew G. Hurd

     This Section 9.07 shall not apply to notices referred to in Article II of this Agreement, except to the extent set forth therein.

                  (b) Unless otherwise provided to the contrary herein, any notice which is required to be given in writing pursuant to the terms of this Agreement may be given by telecopy.

                  Section IX.8. Certain Acknowledgments. The Borrower hereby confirms and acknowledges that the Lender does not have any fiduciary or similar relationship to the Borrower and that the relationship established by the Credit Documents between the Lender and the Borrower is solely that of creditor and debtor and (b) that no joint venture exists between the Borrower and the Lender.

                  Section IX.9. Separability. In case any one or more of the provisions contained in any Credit Document shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein or in any other Credit Document shall not in any way be affected or impaired thereby.

                  Section IX.10. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower may not assign any of its rights hereunder without the prior written consent of the Lender, and any purported assignment by the Borrower without such consent shall be void.

                  Section IX.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                            MIRAVANT MEDICAL TECHNOLOGIES


                                            By:
                                               ------------------------------
                                               Name:
                                               Title:


                                            PHARMACIA TREASURY SERVICES AB


                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                             Schedule 5.01(a)




                                           Subsidiaries of the Borrower

Miravant Pharmaceuticals, Inc.

Miravant Cardiovascular, Inc.

Miravant Systems, Inc.

                                Exhibit A



                                             Form of Borrowing Request


                                                    [Date]*



Pharmacia Corporation
100 Route 206 North
Peapack, New Jersey 07977

Attention:  Treasurer

                                                 Borrowing Request


Ladies and Gentlemen:

                  Reference is made to the Amended and Restated Credit Agreement, dated as of May 24, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), between Miravant Medical Technologies and Pharmacia Treasury Services AB. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                  The Borrower hereby gives you notice, pursuant to Section 2.02 of the Credit Agreement, that it requests a [Pre-Event/Post-Event] Loan in a principal amount equal to the Borrowing Amount set forth below, to be made on the Borrowing Date set forth below.

                  Borrowing Date:**                           _________, ____

                                       A-3
NY12528: 141927.13
                  Borrowing Amount:***                           $___________

                  Warrant Number:****                             __________


                  The Borrower hereby represents and warrants that the Borrowing Amount of such [Pre-Event/Post-Event] Loan (i) individually and in the aggregate with all other [Pre-Event/Post-Event] Loans outstanding shall not exceed the Maximum [Pre-Event/Post-Event] Amount and (ii) in the aggregate with all other Term Loans made by the Lender to the Borrower during this Calendar Quarter, shall not exceed the Maximum Quarterly Amount.

                  A duly executed Note in the form of Exhibit B to the Credit Agreement, dated as of the Borrowing Date set forth above and evidencing a Term Loan in a principal amount equal to the Borrowing Amount set forth above, is enclosed.

                  A duly executed Warrant Certificate evidencing a number of Warrants equal to the Warrant Number is enclosed. The Exercise Price for each such Warrant is $______, and the closing bid prices for the 10 Trading Days preceding this bid request and a calculation of the Exercise Price are set out below. The Exercise Price is the sum of [A] plus [B].

                  Trading Day                        Closing Bid Price

          1.                                                  $
          2.
          3.
          4.
          5.
          6.
          7.
          8.
          9.

         10.
                                                     ====================
                                            Total    ____________________
                                            / 10     ____________________ [A]
                                            x 0.40   ____________________ [B]
                                        [A]+[B]      ____________________


                                            Very truly yours,

                                            MIRAVANT MEDICAL TECHNOLOGIES


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                    Exhibit B




                                                   Form of Note

                                                  PROMISSORY NOTE


$[Principal Amount]                           [Date]


                  MIRAVANT MEDICAL TECHNOLOGIES, a Delaware corporation (the "Borrower"), for value received, promises to pay to the order of Pharmacia Treasury Services AB (the "Lender"), on [MATURITY DATE], the principal sum of $[PRINCIPAL AMOUNT] pursuant to and in the manner contemplated by that certain Amended and Restated Credit Agreement, dated as of May 24, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), between the Borrower and the Lender.

                  The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding, from the date hereof until the date of repayment, at the rate or rates per annum and on the date or dates determined pursuant to the Credit Agreement.

                  Payments of both principal and interest are to be made in lawful money of the United States of America in funds immediately available to the Lender at its office or offices designated in accordance with the Credit Agreement, or, if and only if specifically permitted by Section 2.03(b) of the Credit Agreement, in the manner set forth in such Section 2.03(b).

                  All parties hereto, whether as makers, endorsers, or otherwise, severally waive diligence, presentment, demand, protest and notice of any kind whatsoever. The failure or forbearance by the holder to exercise any of its rights hereunder in any particular instance shall in no event constitute a waiver thereof.

                  The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events and for the amendment or waiver of certain provisions of the Credit Agreement and/or this Note, all upon the terms and conditions therein specified. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Credit Agreement.

                  THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  This Note is not negotiable and may be assigned only upon the terms and conditions specified in the Credit Agreement.

                          MIRAVANT MEDICAL TECHNOLOGIES


                                             By:
                                                --------------------------------
                                                   Name:
                                                   Title:

                                    Exhibit C

                                    Form of Opinion of Counsel for the Borrower
                                      to be Delivered Upon Payment of Shares














                                                     [TO COME]

                                    Exhibit D

                       Form of Opinion of Counsel for the
                 Borrower to be Delivered at the Effective Time

                                                            [Effective Time]



Pharmacia Corporation
100 Route 206 North
Peapack, New Jersey 07977

Ladies and Gentlemen:

                  In connection with the execution and delivery today of the Amended and Restated Credit Agreement, dated as of May 24, 2001 (the "Credit Agreement"), between Miravant Medical Technologies, a Delaware corporation (the "Borrower"), and Pharmacia Treasury Services AB, a Swedish corporation (the "Lender"), the Security Agreement, dated as of February 18, 1999 (the "Security Agreement"), among the Borrower, as debtor, and the Lender, as Secured Party as it may have been amended, modified or supplemented, and [add references to other Credit Documents] (collectively with the Credit Agreement and the Security Agreement, the "Credit Documents"), we, as counsel for the Borrower, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:

                  (1) The Borrower has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

                  (2) Each of the Credit Documents has been duly authorized, executed and delivered, and, if and when duly executed and delivered in accordance with the terms of the Credit Agreement, any Notes will be duly authorized, executed and delivered by the Borrower; and each of the Credit Documents (other than any Notes) constitutes, and each Note (if and when duly executed and delivered in accordance with the terms of the Credit Agreement) will constitute, the valid and legally binding obligation of the Borrower enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (3)  [Opinion on the Warrants and Exercise Shares]

                  (4) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Borrower under the Federal laws of the United States and the laws of the State of New York for the borrowing by the Borrower from the Lender under the Credit Agreement, the execution and delivery of each of the Credit Documents to the Lender and the performance by the Company of its obligations thereunder have been obtained or made; provided, however, that, insofar as performance by the Borrower of its obligations under each of the Credit Documents is concerned, we express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights or as to general equity principles.

                  (5) The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                  For purposes of this letter, terms defined in the Credit Agreement have the meanings set forth therein.

                  The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of New York, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

                  With your approval, we have relied as to certain matters on information obtained from public officials, officers of the Borrower and other sources believed by us to be responsible, and we have assumed that each of the Credit Documents has been duly authorized, executed and delivered by the parties thereto other than the Borrower and its Affiliates, and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

                  This letter is delivered by us as counsel for the Borrower to you, and is solely for your benefit.

                                                     Very truly yours,

                                    Exhibit E



                         Form of Compliance Certificate

                             COMPLIANCE CERTIFICATE

                    [For the Fiscal Quarter ending ________]

                      [For the Fiscal Year ending ________]


                  Reference is made to the Amended and Restated Credit Agreement, dated as of May 24, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), between Miravant Medical Technologies (the "Borrower") and Pharmacia Treasury Services AB. Pursuant to Section 7.01(a)(iii) of the Credit Agreement, the undersigned Responsible Officer of the Borrower hereby certifies on behalf of the Borrower that:

                  (a) ______ During the period of four consecutive fiscal quarters ended on ____________, __, such Responsible Officer has obtained no knowledge of any Default or Event of Default except as follows: [Specify with particularity].

                  The financial statements referred to in Section 7.01(a) of the Credit Agreement which are delivered concurrently with the delivery of this Compliance Certificate fairly present the financial position, results of operations, cash flows and changes in shareholders' equity of the Borrower and its Subsidiaries, subject to normal year-end audit adjustments which are not expected to be material in amount.*

                  (b) ______ The covenant calculations set forth below are based on the Borrower's [audited] balance sheet and statements of earnings, cash flows and shareholders' equity for the fiscal [quarter] [year] ended ___________, ____ (the "Period-End Date").

[Insert calculations demonstrating compliance with Section 7.03 of the Credit Agreement]

         IN WITNESS WHEREOF, on behalf of the Borrower, the undersigned has hereto set his or her hand.


Dated:_________, ___

                                            MIRAVANT MEDICAL TECHNOLOGIES



                                            By: _______________________________
                                                A Responsible Officer


--------
*        See Section 2.02 the Credit Agreement.
** _______ See the definition of "Borrowing Date" in Section 1.01(c) of the Credit Agreement.
*** ______ See Section 2.01 and the definition of "Maximum Quarterly Amount" in
Section 1.01(c) of the Credit Agreement. **** See the definition of "Warrant Number" in Section 1.01(c) of the Credit Agreement. * Insert only in Compliance Certificates accompanying quarterly financial statements delivered pursuant to
Section 7.01(a) of  the Credit Agreement.